EXHIBIT 10.2

EXECUTION COPY

REGISTRATION RIGHTS AGREEMENT

Dated as of November 6, 2007

by and among

Wynn Las Vegas, LLC,

Wynn Las Vegas Capital Corp.,

the Guarantor Signatories Hereto

and

Deutsche Bank Securities Inc.

Banc of America Securities LLC

This Registration Rights Agreement (this “Agreement”) is made and entered into as of November 6, 2007, by and among Wynn Las Vegas, LLC, a Nevada limited liability company, Wynn Las Vegas Capital Corp., a Nevada corporation (each an “Issuer” and collectively, the “Issuers”) and the guarantors listed on the signature pages hereto (the “Guarantors”), and Deutsche Bank Securities Inc. and Banc of America Securities LLC (each an “Initial Purchaser” and, together, the “Initial Purchasers”), each of whom has agreed to purchase the Issuers’ 6  5/8% First Mortgage Notes due 2014 being issued on the date hereof (the “Additional Notes”) pursuant to the Purchase Agreement, dated as of November 1, 2007, (the “Purchase Agreement”), by and among the Issuers, the Guarantors and the Initial Purchasers.

In order to induce the Initial Purchasers to purchase the Additional Notes, the Issuers and the Guarantors have agreed to provide the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the obligations of the Initial Purchasers set forth in Section 5 of the Purchase Agreement. Capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the indenture, dated as of December 14, 2004, as amended and supplemented by a first supplemental indenture, dated as of June 29, 2005, and a second supplemental indenture, dated as of July 29, 2005 (as amended and supplemented, the “Indenture”), among the Issuers, the Guarantors and U.S. Bank National Association, as trustee (the “Trustee”).

The parties hereby agree as follows:

SECTION 1. DEFINITIONS

As used in this Agreement, the following capitalized terms shall have the following meanings:

Act: The Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

Additional Exchange Notes: The Issuers’ 6  5/8% First Mortgage Notes due 2014 to be issued pursuant to the Indenture either (i) in the Exchange Offer or (ii) as contemplated by Section 6 hereof.

Affiliate: As defined in Rule 144 of the Act.

Broker-Dealer: Any broker or dealer registered under the Exchange Act.

Business Day: Each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in New York, New York are authorized or obligated by law, regulation or executive order to close.

Certificated Securities: Definitive Notes, as defined in the Indenture.

Closing Date: The date hereof.

Commission: The Securities and Exchange Commission.

Consummate: An Exchange Offer shall be deemed “Consummated” for purposes of this Agreement upon the occurrence of (a) the effectiveness under the Act of the Exchange Offer Registration Statement relating to the Additional Exchange Notes to be issued in the Exchange Offer, (b) the maintenance of such Exchange Offer Registration Statement continuously effective and the keeping of the Exchange Offer open for a period not less than the period required pursuant to Section 3(b) hereof and (c) the delivery by the Issuers to the Registrar under the Indenture of Additional Exchange Notes in the same aggregate principal amount as the aggregate principal amount of Additional Notes validly tendered by Holders thereof pursuant to the Exchange Offer.

Consummation Deadline: As defined in Section 3(b) hereof.

Effectiveness Deadline: The Exchange Offer Effectiveness Deadline and the Shelf Effectiveness Deadline.

Exchange Act: The Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

Exchange Offer: The exchange and issuance by the Issuers of a principal amount of Additional Exchange Notes (which shall be registered pursuant to the Exchange Offer Registration Statement) equal to the outstanding principal amount of Additional Notes that are validly tendered and not withdrawn by such Holders in connection with such exchange and issuance as required by the terms of this Agreement.

Exchange Offer Effectiveness Deadline: As defined in Section 3(a) hereof.

Exchange Offer Filing Deadline: As defined in Section 3(a) hereof.

Exchange Offer Registration Statement: The Registration Statement required to be filed by the Issuers with the Commission pursuant to this Agreement relating to the Exchange Offer, including the related Prospectus included therein, all amendments and supplements thereto (including post-effective amendments) and all exhibits and material incorporated by reference therein.

Filing Deadline: The Exchange Offer Filing Deadline and the Shelf Filing Deadline.

Holder: As defined in Section 2 hereof.

Inspectors: As defined in Section 6(c)(vii) hereof.

Notes: Collectively, the Additional Notes and the Additional Exchange Notes.

Person: Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, limited liability company or government or any agency or political subdivision thereof or other entity.

Prospectus: The prospectus included in a Registration Statement at the time such Registration Statement is declared effective (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A under the Act), as amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments or free writing prospectus (as defined in Rule 405 under the Act), and all material incorporated by reference into such Prospectus.

Recommencement Date: As defined in Section 6(d) hereof.

Records: As defined in Section 6(c)(vii) hereof.

Registration Default: As defined in Section 5 hereof.

Registration Statement: Any registration statement of the Issuers and the Guarantors relating to (a) an offering of Additional Exchange Notes pursuant to the Exchange Offer Registration Statement or (b) the registration for resale of Transfer Restricted Securities pursuant to the Shelf Registration Statement, in each case, (i) that is filed pursuant to the provisions of this Agreement and (ii) including the Prospectus included therein, all amendments and supplements thereto (including post-effective amendments) and all exhibits and material incorporated by reference therein.

Regulation S: Regulation S promulgated under the Act.

Rule 144: Rule 144 promulgated under the Act.

Rule 415: Rule 415 promulgated under the Act.

Shelf Effectiveness Deadline: As defined in Section 4(a)(y) hereof.

Shelf Filing Deadline: As defined in Section 4(a)(x) hereof.

Shelf Holder: As defined in Section 4(a) hereof.

Shelf Registration Statement: As defined in Section 4(a)(x) hereof.

Suspension Notice: As defined in Section 6(d) hereof.

Suspension Period: The period of time (a) that the Issuers may delay filing and distributing (i) a post-effective amendment to (x) the Shelf Registration Statement or (y) after the date on which the Exchange Offer is Consummated, the Exchange Offer Registration Statement that is required to maintain its effectiveness to permit resales of Additional Exchange Notes by Broker-Dealers as contemplated by Section 3(c) below or (ii) a supplement to any related Prospectus so that, as thereafter delivered to Holders or purchasers of Transfer Restricted Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, if the Issuers determine reasonably and in good faith that compliance with the disclosure obligations necessary to maintain the effectiveness of such Registration Statement at such time would reasonably be expected to have a material adverse effect on the Issuers or a pending financing, acquisition, disposition, merger or other material corporate transaction involving the Issuers or any of its subsidiaries or affiliates (it being understood that, in the case of this clause (a), the Issuers shall be required to use their commercially reasonable efforts to proceed in good faith to amend such Registration Statement or supplement to such related Prospectus as soon as practicable to describe such events or to otherwise cause such Registration Statement to become effective and the related Prospectus to again be usable at such time as so doing would not have such a material adverse effect), or (b) when, at any time prior to the date which is one year from the effective date of the Exchange Offer Registration Statement, (i) the Shelf Registration Statement or (ii) after the date on which the Exchange Offer is Consummated, the Exchange Offer Registration Statement that is required to remain effective to permit resales of Additional Exchange Notes by Broker-Dealers as contemplated by Section 3(c) below, in each case, ceases to be effective or any related Prospectus is not usable solely because the Issuers filed a post-effective amendment to any such Registration Statement to include annual audited financial information with respect to the Issuers and such post-effective amendment is not yet effective and needs to be declared effective to permit Holders to use the related Prospectus (it being understood that in the case of this clause (b), the Issuers shall be required to use their commercially reasonable efforts to cause any such post-effective amendment to become effective as soon as practicable); provided that such Suspension Periods shall not occur for more than 45 consecutive days, or more than 75 days in the aggregate; provided, further, that upon the termination of such Suspension Period, the Issuers shall promptly advise each Holder and purchaser and, if request by any such Person, confirm such advice in writing that such Suspension Period has been terminated.

TIA: The Trust Indenture Act of 1939 (15 U.S.C. Section 77aaa-77bbbb) as in effect on the date of the Indenture.

Transfer Restricted Securities: Each Additional Note, until the earliest to occur of (i) the date on which such Additional Note is exchanged by a Person other than a Broker-Dealer for an Additional Exchange Note in the Exchange Offer, (ii) following the exchange by a Broker-Dealer in the Exchange Offer of an Additional Note for an Additional Exchange Note, the date on which such Additional Exchange Note is sold to a purchaser who receives from such Broker-Dealer on or prior to the date of such sale a copy of the Prospectus contained in the Exchange Offer Registration Statement, (iii) the date on which such Additional Note has been effectively registered under the Act and disposed of in accordance with the Shelf Registration Statement, or (iv) the date on which such Additional Note is distributed to the public pursuant to Rule 144.

SECTION 2. HOLDERS

A Person is deemed to be a holder of Transfer Restricted Securities (each, a “Holder”) whenever such Person owns Transfer Restricted Securities.

SECTION 3. REGISTERED EXCHANGE OFFER

(a) Unless the Exchange Offer shall not be permitted by applicable federal law or Commission policy (after the procedures set forth in Section 6(a)(i) below have been complied with), the Issuers and the Guarantors shall (i) cause the Exchange Offer Registration Statement to be filed with the Commission on or prior to 120 days after the Closing Date (such applicable filing deadline, the “Exchange Offer Filing Deadline”), (ii) use all commercially reasonable efforts to cause such Exchange Offer Registration Statement to be declared effective by the Commission on or prior to 240 days after the Closing Date (such 240th day being the “Exchange Offer Effectiveness Deadline”), (iii) in connection with the foregoing, (A) file all pre-effective amendments to such Exchange Offer Registration Statement as may be necessary in order to cause it to become effective, (B) file, if applicable, a post-effective amendment to such Exchange Offer Registration Statement pursuant to Rule 430A under the Act and (C) use all commercially reasonable efforts to cause all necessary filings, if any, in connection with the registration and qualification of the Additional Exchange Notes to be made under the Blue Sky laws of such jurisdictions as are necessary to permit Consummation of the Exchange Offer, and (iv) upon the effectiveness of such Exchange Offer Registration Statement, commence and Consummate the Exchange Offer. The Exchange Offer shall be on the appropriate form permitting (i) registration of the Additional Exchange Notes to be offered in exchange for the Additional Notes that are Transfer Restricted Securities and (ii) resales of Additional Exchange Notes by Broker-Dealers that tendered Additional Notes into the Exchange Offer that such Broker-Dealer acquired for its own account as a result of market making activities or other trading activities (other than Additional Notes acquired directly from the Issuers or any of their respective Affiliates) as contemplated by Section 3(c) below.

(b) The Issuers and the Guarantors shall use all commercially reasonable efforts to cause the Exchange Offer Registration Statement to be effective continuously, and shall keep the Exchange Offer open for a period of not less than the minimum period required under applicable federal and state securities laws to Consummate the Exchange Offer; provided, however, that in no event shall such period be less than 20 Business Days. The Issuers and the Guarantors shall cause the Exchange Offer to comply with all applicable federal and state securities laws. No securities other than the Additional Exchange Notes shall be included in the Exchange Offer Registration Statement. The Issuers and the Guarantors shall use all commercially reasonable efforts to cause the Exchange Offer to be Consummated not later than the 30th Business Day after the Exchange Offer Registration Statement is declared effective, or, if later, the 10th Business Day after the Exchange Offer expires (such applicable deadline being the “Consummation Deadline”).

(c) The Issuers shall include a “Plan of Distribution” section in the Prospectus contained in the Exchange Offer Registration Statement and indicate therein that any Broker-Dealer who holds Transfer Restricted Securities that were acquired for the account of such Broker-Dealer as a result of market-making activities or other trading activities (other than Additional Notes acquired directly from the Issuers or any Affiliate of the Issuers), may exchange such Transfer Restricted Securities pursuant to the Exchange Offer. Such “Plan of Distribution” section shall also contain all other information with respect to such sales by such Broker-Dealers that the Commission may require in order to permit such sales pursuant thereto, but such “Plan of Distribution” shall not name any such Broker-Dealer or disclose the amount of Transfer Restricted Securities held by any such Broker-Dealer, except to the extent required by the Commission.

Because such Broker-Dealer may be deemed to be an “underwriter” within the meaning of the Act and must, therefore, deliver a prospectus meeting the requirements of the Act in connection with its initial sale of any Additional Exchange Notes received by such Broker-Dealer in the Exchange Offer, the Issuers and Guarantors shall permit the use of the Prospectus contained in the Exchange Offer Registration Statement by such Broker-Dealer to satisfy such prospectus delivery requirement. To the extent necessary to ensure that the Prospectus contained in the Exchange Offer Registration Statement is available for sales of Additional Exchange Notes by Broker-Dealers, the Issuers and the Guarantors agree to use all commercially reasonable efforts to keep the Exchange Offer Registration Statement continuously effective, supplemented, amended and current as required by and subject to (i) the provisions of Section 6(a) and (c) hereof and (ii) any applicable Suspension Period, and in conformity with the requirements of this Agreement, the Act and the policies, rules and regulations of the Commission as announced from time to time, for a period of 180 days from the Consummation Deadline or such shorter period as will terminate when all Transfer Restricted Securities covered by such Registration Statement have been sold pursuant thereto; provided, however, that if the Exchange Offer Registration Statement ceases to be effective during any Suspension Period, such 180-day period shall be extended by the number of days such Suspension Period is in effect. The Issuers and the Guarantors shall provide sufficient copies of the latest version of such Prospectus to such Broker-Dealers, promptly upon request, and in no event later than two Business Days after such request, at any time during such period.

SECTION 4. SHELF REGISTRATION

(a) Shelf Registration. If (i) the Exchange Offer is not permitted by applicable law or Commission policy or (ii) any Holder of Transfer Restricted Securities shall notify the Issuers within 20 Business Days following the Consummation Deadline that (A) such Holder was prohibited by law or Commission policy from participating in the Exchange Offer, (B) such Holder may not resell the Additional Exchange Notes acquired by it in the Exchange Offer to the public without delivering a prospectus and the Prospectus contained in the Exchange Offer Registration Statement is not appropriate or available for such resales by such Holder or (C) such Holder is a Broker-Dealer and holds Additional Notes acquired directly from the Issuers or any of their respective Affiliates ((A) all Holders in the case of clause (i) above and (B) each such Holder described in clause (ii) above shall hereinafter be referred to as a “Shelf Holder”), then the Issuers and the Guarantors shall use all commercially reasonable efforts to:

(x) cause to be filed, on or prior to 30 days after the earlier of (i) the date on which the Issuers determine that the Exchange Offer Registration Statement cannot be filed as a result of clause (a)(i) above and (ii) the date on which the Issuers receive the notice specified in clause (a)(ii) above, provided, however, that the Issuers and Guarantors shall not be required to file a Shelf Registration Statement prior to the date that is 150 days following the Closing Date (such applicable filing date, the “Shelf Filing Deadline”), a shelf registration statement pursuant to Rule 415 under the Act (which may be an amendment to the Exchange Offer Registration Statement, including the related Prospectus included therein, all amendments and supplements thereto (including post-effective amendments) and all exhibits and material incorporated by reference therein (the “Shelf Registration Statement”)), relating to all Transfer Restricted Securities, and

(y) cause such Shelf Registration Statement to become effective on or prior to 90 days after the Shelf Filing Deadline for the Shelf Registration Statement (such 90th day the “Shelf Effectiveness Deadline”).

If, after the Issuers and Guarantors have filed an Exchange Offer Registration Statement that satisfies the requirements of Section 3(a) above, the Issuers and Guarantors are required to file and make effective a Shelf Registration Statement solely because the Exchange Offer is not permitted under applicable federal law (i.e., clause (a)(i) above), then the filing of the Exchange Offer Registration Statement shall be deemed to satisfy the requirements of clause (x) above; provided that, in such event, the Issuers and Guarantors shall remain obligated to meet the Shelf Effectiveness Deadline set forth in clause (y).

To the extent necessary to ensure that the Shelf Registration Statement is available for sales of Transfer Restricted Securities by the Holders thereof entitled to the benefit of this Section 4(a) and the other securities required to be registered therein pursuant to Section 6(b)(ii) hereof, the Issuers and the Guarantors shall use all commercially reasonable efforts to keep any Shelf Registration Statement required by this Section 4(a) continuously effective, supplemented, amended and current as required by and subject to (i) the provisions of Sections 6(b) and (c) hereof and (ii) any applicable Suspension Period, and in conformity with the requirements of this Agreement, the Act and the policies, rules and regulations of the Commission as announced from time to time, for a period of at least two years, or one year if such Shelf Registration Statement is filed at the request of a Holder or Holders, (in each case, as such time may be extended pursuant to Section 6(d) hereof) following the Closing Date, or such shorter period as will terminate when all Transfer Restricted Securities covered by such Shelf Registration Statement have been sold pursuant thereto or when all Additional Notes cease to be Transfer Restricted Securities.

(b) Provision by Holders of Certain Information in Connection with the Shelf Registration Statement. No Holder of Transfer Restricted Securities may include any of its Transfer Restricted Securities in any Shelf Registration Statement pursuant to this Agreement unless and until such Holder furnishes to the Issuers in writing, within 15 Business Days after receipt of a request therefor, the information required by Item 507 or 508 of Regulation S-K, as applicable, of the Act or other information reasonably requested by the Issuers and required by Regulation S-K of the Act in order to fulfill their obligations hereunder for use in connection with any Shelf Registration Statement or Prospectus or preliminary prospectus included therein. No Holder of Transfer Restricted Securities shall be entitled to liquidated damages pursuant to Section 5 hereof unless and until such Holder shall have provided all such information. Each selling Holder agrees to promptly furnish additional information as requested by the Commission or as required to be disclosed in order to make the information previously furnished to the Issuers by such Holder not materially misleading.

SECTION 5. LIQUIDATED DAMAGES

If (i) any Registration Statement required by this Agreement is not filed with the Commission on or prior to the applicable Filing Deadline, (ii) any such Registration Statement has not been declared effective by the Commission on or prior to the applicable Effectiveness Deadline, (iii) the Exchange Offer has not been Consummated on or prior to the Consummation Deadline or (iv) any Registration Statement required by this Agreement is filed and declared effective but shall thereafter cease to be effective or fail to be usable for its intended purpose, except during any Suspension Period, without being succeeded immediately by a post-effective amendment to such Registration Statement or another Registration Statement that cures such failure and that is itself declared effective immediately (each such event referred to in clauses (i)

through (iv) of this Section 5, a “Registration Default”), then the Issuers and the Guarantors hereby jointly and severally agree to pay to each Holder of Transfer Restricted Securities affected thereby liquidated damages in an amount equal to $0.05 per week per $1,000 in principal amount of Transfer Restricted Securities held by such Holder for each week or portion thereof that the Registration Default continues for the first 90-day period immediately following the occurrence of such Registration Default. The amount of the liquidated damages shall increase by an additional $0.05 per week per $1,000 in principal amount of Transfer Restricted Securities with respect to each subsequent 90-day period until all Registration Defaults have been cured, up to a maximum amount of liquidated damages of $0.50 per week per $1,000 in principal amount of Transfer Restricted Securities; provided that the Issuers and the Guarantors shall in no event be required to pay liquidated damages for more than one Registration Default at any given time. Such interest is payable in addition to any other interest payable from time to time with respect to the Transfer Restricted Securities. Notwithstanding anything to the contrary set forth herein, (A) upon the filing of the Exchange Offer Registration Statement (and/or, if applicable, the Shelf Registration Statement), in the case of (i) above, (B) upon the effectiveness of the Exchange Offer Registration Statement (and/or, if applicable, the Shelf Registration Statement), in the case of (ii) above, (C) upon Consummation of the Exchange Offer, in the case of (iii) above, or (D) upon the filing of a post-effective amendment to the Registration Statement or an additional Registration Statement that causes the Exchange Offer Registration Statement (and/or, if applicable, the Shelf Registration Statement) to again be declared effective or made usable in the case of (iv) above, the liquidated damages payable with respect to the Transfer Restricted Securities as a result of such clause (i), (ii), (iii) or (iv), as applicable, shall cease to accrue.

All accrued liquidated damages shall be paid to the Holders entitled thereto, in the manner provided for with respect to the payment of interest in the Indenture, on each Interest Payment Date (as defined in the Notes), as more fully set forth in the Indenture and the Notes. Notwithstanding the fact that any securities for which liquidated damages are due cease to be Transfer Restricted Securities, all obligations of the Issuers and the Guarantors to pay liquidated damages with respect to securities shall survive until such time as such obligations with respect to such securities shall have been satisfied in full.

SECTION 6. REGISTRATION PROCEDURES

(a) Exchange Offer Registration Statement. In connection with the Exchange Offer, each Holder (if applicable) shall comply with clause (z)(ii) below and the Issuers and the Guarantors shall (x) comply with all applicable provisions of Section 6(c) below, (y) use all commercially reasonable efforts to effect such exchange and to permit the resale of Additional Exchange Notes by Broker-Dealers that tendered Additional Notes into the Exchange Offer that such Broker-Dealer acquired for its own account as a result of its market making activities or other trading activities (other than Additional Notes acquired directly from the Issuers or any of their respective Affiliates) being sold in accordance with the intended method or methods of distribution thereof, and (z) comply with all of the following provisions:

(i) If, following the date hereof there has been announced a change in Commission policy with respect to exchange offers such as the Exchange Offer that, in the reasonable opinion of counsel to the Issuers, raises a substantial question as to whether the Exchange Offer is permitted by applicable federal law, the Issuers and the Guarantors hereby agree to (A) seek a no-action letter or other favorable decision from the Commission allowing the Issuers and the Guarantors to Consummate an Exchange Offer for such Transfer Restricted Securities or (B) file, in accordance with Section 4(a) hereof, a Shelf Registration Statement to permit the registration and/or resale of the Transfer Restricted Securities that would otherwise be covered by the Exchange Offer Registration Statement but for the announcement of a change in Commission policy. In the case of clause (A) above, the Issuers and the Guarantors hereby agree to use all commercially reasonable efforts to pursue the issuance of such a decision to the Commission staff level. In connection with the foregoing, the Issuers and the Guarantors hereby agree to take all such other commercially reasonable actions as may be requested by the Commission or otherwise required in connection with the issuance of such decision, including, without limitation, (A) participating in telephonic conferences with the Commission, (B) delivering to the Commission staff an analysis prepared by counsel to the Issuers setting forth the legal bases, if any, upon which such counsel has concluded that such an Exchange Offer should be permitted and (C) diligently pursuing a resolution (which need not be favorable) by the Commission staff.

(ii) As a condition to its participation in the Exchange Offer, each Holder of Transfer Restricted Securities (including, without limitation, any Holder who is a Broker-Dealer) shall furnish, upon the request of the Issuers, prior to the Consummation of the Exchange Offer, a written representation to the Issuers and the Guarantors (which may be contained in the letter of transmittal contemplated by the Exchange Offer Registration Statement) to the effect that (A) it is not an Affiliate of either of the Issuers, (B) it is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any person to participate in, a distribution of the Additional Exchange Notes to be issued in the Exchange Offer, (C) it is acquiring the Additional Exchange Notes in its ordinary course of business and (D) only if such Holder is a Broker-Dealer that will receive Additional Exchange Notes in exchange for Additional Notes in the Exchange Offer that such Broker-Dealer acquired for its own account as a result of market-making activities or other trading activities, it shall deliver the Prospectus included in the Exchange Offer Registration Statement, as required by law, in connection with any sale of such Additional Exchange Notes. As a condition to its participation in the Exchange Offer each Holder using the Exchange Offer to participate in a distribution of the Additional Exchange Notes shall acknowledge and agree that, if the resales are of Additional Exchange Notes obtained by such Holder in exchange for Additional Notes acquired directly from the Issuers or an Affiliate thereof, it (1) could not, under Commission policy as in effect on the date of this Agreement, rely on the position of the Commission enunciated in Exxon Capital Holdings Corporation (available May 13, 1988) and Morgan Stanley and Co., Inc. (available June 5, 1991) as interpreted in the Commission’s letter to Shearman & Sterling dated July 2, 1993, and, if applicable, any no-action letter obtained pursuant to clause (i) above), and (2) must comply with the registration and prospectus delivery requirements of the Act in connection with a secondary resale transaction and that such a secondary resale transaction must be covered by an effective registration statement containing the selling security holder information required by Item 507 or 508 of Regulation S-K, as applicable, of the Act.

(iii) To the extent required by Commission policies and procedures, prior to effectiveness of the Exchange Offer Registration Statement, the Issuers and the Guarantors shall provide a supplemental letter to the Commission (A) stating that the Issuers and the Guarantors are registering the Exchange Offer in reliance on the position of the Commission enunciated in Exxon Capital Holdings Corporation (available May 13, 1988) and Morgan Stanley and Co., Inc. (available June 5, 1991) as interpreted in the Commission’s letter to Shearman & Sterling dated July 2, 1993, and, if applicable, any no-action letter obtained pursuant to clause (i) above, (B) including a representation that neither of the Issuers nor any Guarantor has entered into any arrangement or understanding with any Person to distribute the Additional Exchange Notes to be received in the Exchange Offer and that, to the best of each Issuer’s and each Guarantor’s information and belief, each Holder participating in the Exchange Offer is acquiring the Additional Exchange Notes in its ordinary course of business and has no arrangement or understanding with any Person to participate in the distribution of the Additional Exchange Notes received in the Exchange Offer and (C) making any other commercially reasonable undertaking or representation required by the Commission as set forth in any no-action letter obtained pursuant to clause (i) above, if applicable.

(b) Shelf Registration Statement. In connection with the Shelf Registration Statement, the Issuers and the Guarantors shall:

(i) comply with all the provisions of Section 6(c) below and use all commercially reasonable efforts to effect such registration to permit the sale of the Transfer Restricted Securities being sold in accordance with the intended method or methods of distribution thereof (as indicated in the information furnished to the Issuers pursuant to Section 4(b) hereof), and pursuant thereto the Issuers and the Guarantors will prepare and file with the Commission a Shelf Registration Statement relating to the registration on any appropriate form under the Act, which form shall be available for the sale of the Transfer Restricted Securities in accordance with the intended method or methods of distribution thereof within the time periods and otherwise in accordance with the provisions hereof, and

(ii) issue, upon request, to any Holder or purchaser of Additional Notes covered by any Shelf Registration Statement contemplated by this Agreement, Additional Exchange Notes having an aggregate principal amount equal to the aggregate principal amount of Additional Notes sold pursuant to the Shelf Registration Statement and surrendered to the Issuers for cancellation; the Issuers shall register Additional Exchange Notes on the Shelf Registration Statement for this purpose and issue the Additional Exchange Notes to the purchaser(s) of securities subject to the Shelf Registration Statement in the names as such purchaser(s) shall designate.

(c) General Provisions. In connection with any Registration Statement and any related Prospectus required by this Agreement, the Issuers and the Guarantors shall:

(i) use all commercially reasonable efforts to keep such Registration Statement continuously effective and provide all requisite financial statements for the period specified in Section 3 or 4 of this Agreement, as applicable. Upon the occurrence of any event that would cause any such Registration Statement or Prospectus contained therein (A) to contain an untrue statement of material fact or omit to state any material fact necessary to make the statements therein (and in the case of the Prospectus or any supplement thereto, in light of the circumstances under which they were made) not misleading or (B) not to be effective and usable for resale of Transfer Restricted Securities during the period required by this Agreement, the Issuers and the Guarantors shall file as soon as practicable, subject to any applicable Suspension Period, an appropriate amendment to such Registration Statement curing such defect, and, if Commission review is required, use all commercially reasonable efforts to cause such amendment to be declared effective as soon as practicable. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Transfer Restricted Securities under state securities or Blue Sky laws, the Issuers and the Guarantors shall use all commercially reasonable efforts to obtain the withdrawal or lifting of such order at the earliest possible time;

(ii)(A) prepare and file with the Commission such amendments and post-effective amendments to the applicable Registration Statement as may be necessary to keep such Registration Statement effective for the applicable period set forth in Section 3 or 4 hereof, as the case may be, subject to any applicable Suspension Period; (B) cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Act, and to comply fully with Rules 424, 430A, 430B and 462, as applicable, under the Act in a timely manner; and (C) comply with the provisions of the Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such Registration Statement or supplement to the Prospectus;

(iii) advise each Holder promptly and, if requested by such Holder, confirm such advice in writing, (A) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to any applicable Registration Statement or any post-effective amendment thereto, when the same has become effective, (B) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information relating thereto, (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement under the Act or of the suspension by any state securities commission of the qualification of the Transfer Restricted Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes, (D) of the existence of any fact or the happening of any event that makes any statement of a material fact made in the Registration Statement, the Prospectus, any amendment or supplement thereto or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Registration Statement in order to make the statements therein (and in the case of the Prospectus or any supplement thereto, in light of the circumstances under which they were made) not misleading, or that requires the making of any additions to or changes in the Prospectus in order to make the statements therein, in the light of the circumstances under which they were made, not misleading and (E) of any Suspension Period;

(iv) subject to Section 6(c)(i), if any fact or event contemplated by Section 6(c)(iii)(D) above shall exist or have occurred, prepare as soon as practicable, subject to any applicable Suspension Period, a supplement or post-effective amendment to the Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of Transfer Restricted Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(v) furnish to counsel for the Initial Purchasers provided in Section 7(b) (on behalf of the Holders) and to each Shelf Holder, in each case, in connection with such exchange or sale, if any, before filing with the Commission, copies of any Registration Statement (in the case of such counsel (on behalf of the Holders)) or of any Shelf Registration Statement (in the case of any such Shelf Holder) or any Prospectus included therein or any amendments or supplements to any such Registration Statement or Prospectus (including, upon request, all documents incorporated by reference after the initial filing of such Registration Statement), which documents will be subject to the review and comment of such counsel (on behalf of the Holders) or, if applicable, such Shelf Holders in connection with such sale, if any, for a period of at least three Business Days, and the Issuers shall reasonably consider and shall use all commercially reasonable efforts to reflect in each such document, when filed with the Commission, any such comments that such counsel (on behalf of the Holders) or, if applicable, such Shelf Holders shall reasonably propose prior to the expiration of such three Business Day period; provided, however, that the Issuers need not furnish (A) any amendment or supplement to any Registration Statement that solely names a Holder as a selling securityholder therein or (B) the first filing of the Exchange Offer Registration Statement; provided, further, that the Issuers shall furnish to any Shelf Holder any amendment of supplement to an effective Shelf Registration Statement that names such Shelf Holder as a selling securityholder therein;

(vi) upon request, promptly prior to the filing of any document filed with the Commission pursuant to the requirements of Section 13 or Section 15(d) of the Exchange Act that is to be incorporated by reference into a Registration Statement or Prospectus in connection with such exchange or sale, if any, provide copies of such document to counsel for the Initial Purchasers provided in Section 7(b) and, in connection with any Shelf Registration Statement, each Shelf Holder, and include such information in such document prior to the filing thereof as such counsel or such Shelf Holder may reasonably request; provided that this requirement shall not be applicable to any document to be filed by the Issuers in connection with their periodic reporting requirements under the Exchange Act, including with respect to reports to be filed on Form 8-K, Form 10-Q or Form 10-K;

(vii) make available, upon reasonable request and at reasonable times, for inspection by each such Holder who would be an “underwriter” as a result of either (i) the sale by such Holder of Additional Notes covered by such Shelf Registration Statement or (ii) the sale during the period referred to in Section 3(c) above by a Broker-Dealer of Additional Exchange Notes (provided that a Broker-Dealer shall not be deemed to be an underwriter solely as a result of it being required to deliver a Prospectus in connection with any resale of Additional Exchange Notes) and any attorney or accountant retained by any such Holder solely for the purpose of conducting a due diligence investigation in connection with such underwritten offering (collectively, the “Inspectors”), at the offices where normally kept, during reasonable business hours, all financial and other records and pertinent corporate and organizational documents of the Issuers, the Guarantors and their respective subsidiaries (collectively, the “Records”) as shall be reasonably necessary to enable them to exercise any applicable due diligence responsibilities, and cause the officers, directors and employees of the Issuers and their subsidiaries to supply all information, in each case, reasonably requested by any such Inspector in connection with such Registration Statement and make such representatives available for discussion with respect to customary due diligence matters. Records which the Issuers determine, in good faith, to be confidential and any Records which they notify the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a material misstatement or omission in such Registration Statement, (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or (iii) the information in such Records has been generally available to the public. Each selling Holder of such Transfer Restricted Securities and each such Broker-Dealer will be required to agree that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Issuers unless and until such information is made generally available to the public. Each selling Holder of such Transfer Restricted Securities and each such Broker-Dealer will be required to further agree that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Issuers and allow the Issuers at their expense to undertake appropriate action to prevent disclosure of the Records deemed confidential;

(viii) if reasonably requested by any Holders in connection with such exchange or sale, promptly include in any Registration Statement or Prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as such Holders may reasonably request to have included therein that is required by the federal securities laws to be so included, including, without limitation, information relating to the “Plan of Distribution” concerning their Transfer Restricted Securities; and make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after the Issuers are notified of the matters to be included in such Prospectus supplement or post-effective amendment;

(ix) upon request, furnish to each Holder in connection with such exchange or sale without charge, at least one copy of the Registration Statement, as first filed with the Commission, and of each amendment thereto, including all documents incorporated by reference therein and all exhibits (including exhibits incorporated therein by reference);

(x) upon request, deliver to each Holder without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons reasonably may request; provided that any such copies shall only be provided to (A) Shelf Holders and (B) Broker-Dealers in order to permit the use of the Prospectus contained in the Exchange Offer Registration Statement by such Broker-Dealer to satisfy its prospectus delivery requirements. The Issuers and the Guarantors hereby consent to the use (in accordance with applicable law) of the Prospectus and any amendment or supplement thereto by each selling Holder in connection with the offering and the sale of the Transfer Restricted Securities covered by the Prospectus or any amendment or supplement thereto;

(xi) in connection with an underwritten offering pursuant to a Shelf Registration Statement, upon the reasonable request of Holders aggregating at least 25% in aggregate principal amount of Transfer Restricted Securities covered by such Shelf Registration Statement, enter into such agreements (including underwriting agreements containing customary terms) and make such customary representations and warranties and take all such other actions in connection therewith in order to expedite or facilitate the disposition of the Transfer Restricted Securities pursuant to any Shelf Registration Statement contemplated by this Agreement in connection with any sale or resale pursuant to any applicable Shelf Registration Statement. In such connection, the Issuers and the Guarantors shall:

(A) upon the request of any such Holder, furnish (or in the case of paragraphs (2) and (3) below, use all commercially reasonable efforts to cause to be furnished) to each such Holder participating in such underwritten offering, upon the effectiveness of the Shelf Registration Statement or upon the consummation of such underwritten offering, as the case may be:

(1) a certificate, dated such applicable date, signed on behalf of each Issuer and each Guarantor by (x) the President or any Vice President of such Issuer and such Guarantor and (y) a principal financial or accounting officer of such Issuer and such Guarantor, in customary form, confirming, as of the date thereof, the matters set forth in Section 1(r), Section 5(h) and the first paragraph of Section 5 of the Purchase Agreement and such other similar matters as such Holders may reasonably request;

(2) an opinion, dated the date of effectiveness of the Shelf Registration Statement or the date of consummation of such underwritten offering, as the case may be, of counsel for the Issuers and the Guarantors covering the matters similar to those set forth in the opinions required to be delivered pursuant to Sections 5(a)(i) and (ii) of the Purchase Agreement that are customarily provided to selling securityholders in an underwritten offering and such other matters as such Holders may reasonably request, and in any event including a statement to the effect that such counsel has participated in conferences with officers and other representatives of the Issuers and the Guarantors, representatives of the independent public accountants for the Issuers and the Guarantors and have considered the matters required to be stated therein and the statements contained therein, although such counsel has not independently verified the accuracy, completeness or fairness of such statements; and that such counsel advises that, on the basis of the foregoing, no facts came to such counsel’s attention that caused such counsel to believe that the applicable Registration Statement, at the time such Registration Statement or any post-effective amendment thereto became effective and, in the case of the Exchange Offer Registration Statement, as of the date of Consummation of the Exchange Offer, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus contained in such Registration Statement as of its date and, in the case of the opinion dated the date of Consummation of the Exchange Offer, as of the date of Consummation, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Without limiting the foregoing, such counsel may state further that such counsel assumes no responsibility for, and has not independently verified, the accuracy, completeness or fairness of the financial statements, notes and schedules and other financial data included in any Registration Statement contemplated by this Agreement or the related Prospectus; and

(3) a customary comfort letter, dated the date of effectiveness of the Shelf Registration Statement or the date of consummation of such underwritten offering, as the case may be, from the Issuers’ independent accountants, in the customary form and covering matters of the type customarily covered in comfort letters to underwriters in connection with underwritten offerings, and affirming the matters set forth in the comfort letters delivered pursuant to Section 5(e) of the Purchase Agreement or (in the case of a person that does not satisfy the conditions for receipt) if a “cold comfort” letter specified in Statement of Auditing Standards No. 72, an “agreed-upon procedures letter”; and

(B) deliver such other documents and certificates as may be reasonably requested by the such selling Holders to evidence compliance with the matters covered in clause (A) above and with any customary conditions contained in any agreement entered into by the Issuers and the Guarantors pursuant to this clause (xi);

(xii) prior to any public offering of Transfer Restricted Securities, cooperate with the selling Holders and their counsel in connection with the registration and qualification of the Transfer Restricted Securities under the securities or Blue Sky laws of such jurisdictions as the selling Holders may request and do any and all other commercially reasonable acts or things necessary to enable the disposition in such jurisdictions of the Transfer Restricted Securities covered by the applicable Registration

Statement; provided, however, that neither of the Issuers nor any Guarantor shall be required to register or qualify as a foreign corporation or broker dealer where it is not now so qualified or to take any action that would subject it to the service of process in suits, other than as to matters and transactions relating to the Registration Statement or to taxation, in any jurisdiction where it is not now so subject;

(xiii) if Certificated Securities are permitted pursuant to the Indenture, in connection with any sale of Transfer Restricted Securities that will result in such securities no longer being Transfer Restricted Securities, cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities to be sold and not bearing any restrictive legends; and to register, subject to compliance with the Indenture, such Transfer Restricted Securities in such denominations and such names as the selling Holders may request at least two Business Days prior to such sale of Transfer Restricted Securities;

(xiv) use all commercially reasonable efforts to cause the disposition of the Transfer Restricted Securities covered by the Registration Statement to be registered with, or approved by, such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Transfer Restricted Securities, subject to the proviso contained in clause (xii) above;

(xv) provide a CUSIP number for all Transfer Restricted Securities not later than the effective date of a Registration Statement covering such Transfer Restricted Securities and provide the Trustee under the Indenture with certificates for the Transfer Restricted Securities which are in a form eligible for deposit with The Depository Trust Company;

(xvi) otherwise use all commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, and make generally available to its security holders with regard to any applicable Registration Statement, as soon as practicable, a consolidated earnings statement meeting the requirements of Rule 158 (which need not be audited) covering a twelve-month period beginning after the effective date of the Registration Statement (as such term is defined in paragraph (c) of Rule 158 under the Act); and

(xvii) cause the Indenture to be qualified under the TIA not later than the effective date of the first Registration Statement required by this Agreement and, in connection therewith, cooperate with the Trustee and the Holders to effect such changes to the Indenture as may be required for such Indenture to be so qualified in accordance with the terms of the TIA; and execute and use all commercially reasonable efforts to cause the Trustee to execute, all documents that may be required to effect such changes and all other forms and documents required to be filed with the Commission to enable such Indenture to be so qualified in a timely manner.

(d) Restrictions on Holders. Each Holder agrees by acquisition of a Transfer Restricted Security that, upon receipt of the notice referred to in Sections 6(c)(iii)(B) or (C) hereof or any notice from the Issuers of the existence of any fact of the kind described in Section

6(c)(iii)(D) hereof (in each case, a “Suspension Notice”), such Holder will forthwith discontinue disposition of Transfer Restricted Securities pursuant to the applicable Registration Statement until (i) such Holder has received copies of the supplemented or amended Prospectus contemplated by Section 6(c)(iv) hereof, or (ii) such Holder is advised in writing by the Issuers that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus (in each case, the “Recommencement Date”). Each Holder receiving a Suspension Notice hereby agrees that it will either (i) destroy any Prospectuses, other than permanent file copies, then in such Holder’s possession which have been replaced by the Issuers with more recently dated Prospectuses or (ii) deliver to the Issuers (at the Issuers’ expense) all copies, other than permanent file copies, then in such Holder’s possession of the Prospectus covering such Transfer Restricted Securities that was current at the time of receipt of the Suspension Notice. The time period regarding the effectiveness of such Registration Statement set forth in Section 3 or 4 hereof, as applicable, shall be extended by a number of days equal to the number of days in the period from and including the date of delivery of the Suspension Notice to the date of delivery of the Recommencement Date.

SECTION 7. REGISTRATION EXPENSES

(a) All expenses incident to the Issuers’ and the Guarantors’ performance of or compliance with this Agreement will be borne by the Issuers, regardless of whether a Registration Statement becomes effective, including, without limitation: (i) all registration and filing fees and expenses; (ii) all fees and expenses of compliance with federal securities and state Blue Sky or securities laws; (iii) all expenses of printing (including printing certificates for the Additional Exchange Notes to be issued in the Exchange Offer and printing of Prospectuses), messenger and delivery services and telephone; (iv) reasonable fees and disbursements of counsel for the Issuers and the Guarantors and not more than one counsel for the Holders of the Transfer Restricted Securities (which counsel for the Holders shall be chosen by the Holders of a majority of the outstanding Transfer Restricted Securities); (v) all application and filing fees in connection with listing the Additional Exchange Notes on a national securities exchange or automated quotation system pursuant to the requirements hereof; and (vi) all fees and disbursements of independent certified public accountants of the Issuers and the Guarantors (including the expenses of any special audit and comfort letters required by or incident to such performance).

The Issuers will, in any event, bear their and the Guarantors’ internal expenses (including, without limitation, all salaries and expenses of their officers and employees performing legal or accounting duties), the expenses of any annual audit and the fees and expenses of any Person, including special experts, retained by the Issuers or the Guarantors.

(b) In connection with any Registration Statement required by this Agreement (including, without limitation, the Exchange Offer Registration Statement and the Shelf Registration Statement), the Issuers and the Guarantors will reimburse the Initial Purchasers and the Holders of Transfer Restricted Securities who are tendering Additional Notes in the Exchange Offer and/or selling or reselling Additional Notes or Additional Exchange Notes pursuant to the “Plan of Distribution” contained in the Exchange Offer Registration Statement or the Shelf Registration Statement, as applicable, for the reasonable fees and disbursements of not more than one counsel, who shall be Latham & Watkins LLP, unless another firm shall be chosen by the Holders of a majority in principal amount of the Transfer Restricted Securities for whose benefit such Registration Statement is being prepared.

SECTION 8. INDEMNIFICATION

(a) The Issuers and the Guarantors agree, jointly and severally, to indemnify and hold harmless each Holder, its directors, officers and each Person, if any, who controls such Holder (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act), from and against any and all losses, claims, damages, liabilities and judgments (including, without limitation, any reasonable legal or other expenses incurred in connection with investigating or defending any matter, including any action that could give rise to any such losses, claims, damages, liabilities or judgments) caused by any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, preliminary prospectus or Prospectus (or any amendment or supplement thereto) provided by the Issuers to any Holder or any prospective purchaser of Additional Exchange Notes or registered Additional Notes, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a preliminary prospectus or Prospectus or any supplement thereto, in the light of circumstances under which they were made) not misleading, provided, however, that this indemnity does not apply to any loss, claim, damage, liability, judgment or expense to the extent arising out of an untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information expressly furnished to the Issuers by or on behalf of such Holder or any underwriter with respect to such Holder or underwriter, expressly for use in the Registration Statement (or any amendment or supplement thereto) or any Prospectus (or any amendment or supplement thereto). Any amounts advanced by the Issuers to an indemnified party pursuant to this Section 8 as a result of such losses shall be returned to the Issuers if it shall be finally determined by a court of competent jurisdiction in a judgment not subject to appeal or final review that such indemnified party was not entitled to indemnification by the Issuers. The foregoing indemnity agreement is in addition to any liability that the Issuers may otherwise have to any Holder.

(b) Each Holder of Transfer Restricted Securities agrees, severally and not jointly, to indemnify and hold harmless the Issuers and the Guarantors, and their respective members, managers, directors and officers, and each person, if any, who controls (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) the Issuers, or the Guarantors to the same extent as the foregoing indemnity from the Issuers and the Guarantors set forth in section (a) above, but only with reference to information included in the Registration Statement or any Prospectus (or any amendment or supplement thereto) in reliance upon, and in conformity with, written information expressly furnished to the Issuers by or on behalf of such Holder expressly for use in any Registration Statement. In no event shall any Holder, its directors, officers or any Person who controls such Holder be liable or responsible for any amount in excess of the amount by which the total amount received by such Holder with respect to its sale of Transfer Restricted Securities pursuant to a Registration Statement exceeds (i) the amount paid by such Holder for such Transfer Restricted Securities and (ii) the amount of any damages that such Holder, its directors, officers or any Person who controls such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact. The foregoing indemnity agreement is in addition to any liability that the each Holder may otherwise have to the Issuers and the Guarantors.

(c) In case any action shall be commenced involving any person in respect of which indemnity may be sought pursuant to Section 8(a) or 8(b) (the “indemnified party”), the indemnified party shall promptly notify the person against whom such indemnity may be sought (the “indemnifying party”) in writing and the indemnifying party shall assume the defense of such action, including the employment of counsel reasonably satisfactory to the indemnified party and the payment of all reasonable fees and expenses of such counsel, as incurred (except that in the case of any action in respect of which indemnity may be sought pursuant to both Sections 8(a) and 8(b), a Holder shall not be required to assume the defense of such action pursuant to this Section 8(c), but may employ separate counsel and participate in the defense thereof, but the fees and expenses of such counsel, except as provided below, shall be at the expense of the Holder). Any indemnified party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the indemnified party unless (i) the employment of such counsel shall have been specifically authorized in writing by the indemnifying party, (ii) the indemnifying party shall have failed to assume the defense of such action or employ counsel reasonably satisfactory to the indemnified party or (iii) the named parties to any such action (including any impleaded parties) include both the indemnified party and the indemnifying party, and the indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the indemnified party). In any such case, the indemnifying party shall not, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all indemnified parties and all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by a majority of the Holders, in the case of the parties indemnified pursuant to Section 8(a), and by the Issuers and the Guarantors, in the case of parties indemnified pursuant to Section 8(b). The indemnifying party shall indemnify and hold harmless the indemnified party from and against any and all losses, claims, damages, liabilities and judgments by reason of any settlement of any action (i) effected with the indemnifying party’s written consent or (ii) effected without the indemnifying party’s written consent, if the settlement is entered into more than 30 business days after the indemnifying party shall have received a request from the indemnified party for reimbursement for the fees and expenses of counsel (in any case where such fees and expenses are at the expense of the indemnifying party) and, prior to the date of such settlement, the indemnifying party shall have failed to comply with such reimbursement request. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened action in respect of which the indemnified party is or could have been a party and indemnity or contribution may be or could have been sought hereunder by the indemnified party, unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability on claims that are or could have been the subject matter of such action and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of the indemnified party.

(d) To the extent that the indemnification provided for in this Section 8 is unavailable to an indemnified party in respect of any losses, claims, damages, liabilities or judgments referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the Issuers and the Guarantors, on the one hand, and the Holders, on the other hand, from their sale of Transfer Restricted Securities or (ii) if the allocation provided by clause 8(d)(i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 8(d)(i) above but also the relative fault of the Issuers and the Guarantors, on the one hand, and of the Holder, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative fault of the Issuers and the Guarantors, on the one hand, and of the Holder, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such Issuer or such Guarantor, on the one hand, or by the Holder, on the other hand, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and judgments referred to above shall be deemed to include, subject to the limitations set forth in Section 8(a), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.

The Issuers, the Guarantors and each Holder agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any matter, including any action that could have given rise to such losses, claims, damages, liabilities or judgments. Notwithstanding the provisions of this Section 8, no Holder, its directors, its officers or any Person, if any, who controls such Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the total received by such Holder with respect to the sale of Transfer Restricted Securities pursuant to a Registration Statement exceeds (i) the amount paid by such Holder for such Transfer Restricted Securities and (ii) the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Holders’ obligations to contribute pursuant to this Section 8(c) are several in proportion to the respective principal amount of Transfer Restricted Securities held by each Holder hereunder and not joint.

SECTION 9. RULE 144A AND RULE 144

Each Issuer and each Guarantor agrees with each Holder, for so long as any Transfer Restricted Securities remain outstanding and during any period in which such Issuer and such Guarantor (i) is not subject to Section 13 or 15(d) of the Exchange Act, to make available, upon request of any Holder, to such Holder or beneficial owner of Transfer Restricted Securities in connection with any sale thereof and any prospective purchaser of such Transfer Restricted Securities designated by such Holder or beneficial owner, the information required by Rule 144A(d)(4) under the Act in order to permit resales of such Transfer Restricted Securities pursuant to Rule 144A, and (ii) is subject to Section 13 or 15 (d) of the Exchange Act, to make all filings required thereby in a timely manner in order to permit resales of such Transfer Restricted Securities pursuant to Rule 144.

SECTION 10. MISCELLANEOUS

(a) Remedies. The Issuers and the Guarantors acknowledge and agree that any failure by the Issuers and/or the Guarantors to comply with their respective obligations under Sections 3 and 4 hereof may result in material irreparable injury to the Initial Purchasers or the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Initial Purchasers or any Holder may obtain such relief as may be required to specifically enforce the Issuers’ and the Guarantor’s obligations under Sections 3 and 4 hereof. The Issuers and the Guarantors further agree to waive the defense in any action for specific performance that a remedy at law would be adequate.

(b) No Inconsistent Agreements. Neither of the Issuers nor any Guarantor will, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. The Issuers and the Guarantors represent and warrant to the Holders and the Initial Purchasers that the rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Issuers’ and the Guarantors’ securities under any agreement in effect on the date hereof.

(c) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given unless (i) in the case of Section 5 hereof and this Section 10(c)(i), the Issuers have obtained the written consent of Holders of all outstanding Transfer Restricted Securities and (ii) in the case of all other provisions hereof, the Issuers have obtained the written consent of Holders of a majority of the outstanding principal amount of Transfer Restricted Securities (excluding Transfer Restricted Securities held by the Issuers or their Affiliates). Notwithstanding the foregoing, a waiver or consent to or departure from the provisions hereof that relates exclusively to the rights of Holders whose Transfer Restricted Securities are being tendered pursuant to the Exchange Offer, and that does not affect, directly or indirectly, the rights of other Holders whose Transfer Restricted Securities are not being tendered pursuant to such Exchange Offer, may be given by the Holders of a majority of the outstanding principal amount of Transfer Restricted Securities subject to such Exchange Offer.

(d) Third Party Beneficiary. The Holders shall be third party beneficiaries to the agreements made hereunder between the Issuers and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, and shall have the right to enforce such agreements directly to the extent they may deem such enforcement necessary or advisable to protect the rights of Holders hereunder.

(e) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail (registered or certified, return receipt requested), telex, telecopier, or air courier guaranteeing overnight delivery:

(i) if to a Holder, at the most current address given by such Holder to the Issuers in accordance with the provisions of this Section 10(e), which address initially is, with respect to each Holder, the address set forth on the records of the Registrar under the Indenture, with a copy (which shall not constitute notice) to the Registrar under the Indenture and with a further copy to the Initial Purchasers, care of Deutsche Bank Securities Inc., at the address set forth in paragraph (iii) below; and

(ii) if to the Issuers or the Guarantors:

c/o Wynn Las Vegas, LLC

3131 Las Vegas Boulevard, South

Las Vegas, Nevada 89109

Facsimile No.: (702) 770-1100

Attention: President

With a copy to:

c/o Wynn Las Vegas, LLC

3131 Las Vegas Boulevard, South

Las Vegas, Nevada 89109

Facsimile No.: (702) 770-1518

Attention: General Counsel

With a further copy (which shall not constitute notice) to:

Skadden, Arps, Slate, Meagher & Flom LLP

300 South Grand Ave., Suite 3400

Los Angeles, California 90071

Facsimile No.: (213) 687-5600

Attention: Jerome C. Coben, Esq. and Casey T. Fleck, Esq.

(iii) if to the Initial Purchasers:

c/o Deutsche Bank Securities Inc.

60 Wall Street, 2nd Floor

New York, NY 10005

Facsimile No.: (212) 797-4869

Attention: High Yield Capital Markets

With a copy (which shall not constitute notice) to:

Latham & Watkins, LLP

633 West Fifth Street, Suite 4000

Los Angeles, California 90071-2007

Facsimile No.: (213) 891-8763

Attention: Pamela B. Kelly, Esq.

All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when receipt acknowledged, if telecopied; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery.

The Issuers, by notice to the Registrar, may designate additional or different addresses for subsequent notices or communications.

Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee at the address specified in the Indenture.

The Issuers shall notify the Initial Purchasers on the date the Exchange Offer Registration Statement or a Shelf Registration Statement, as the case may be, is filed with the Commission.

(f) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including, without limitation, subsequent Holders, without the need for an express assignment; provided, that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Transfer Restricted Securities in violation of the terms hereof or of the Purchase Agreement or the Indenture. If any transferee of any Holder shall acquire Transfer Restricted Securities in any manner, whether by operation of law or otherwise, such Transfer Restricted Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Transfer Restricted Securities such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement, including any restrictions on resale set forth in this Agreement, the Purchase Agreement and the Indenture, and such Person shall be entitled to receive the benefits hereof.

(g) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

(h) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(i) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

(j) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

(k) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted with respect to the Transfer Restricted Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

ISSUERS:

WYNN LAS VEGAS, LLC
a Nevada limited liability company

By:	Wynn Resorts Holdings, LLC,
a Nevada limited liability company, its sole member

	By:	Wynn Resorts, Limited, a Nevada corporation, its sole member

/s/ MATT MADDOX
		Name:	MATT MADDOX
		Title:	SVP - TREASURER

WYNN LAS VEGAS CAPITAL CORP. a Nevada corporation

	By:	/s/ KIM SINATRA
		Name:	KIM SINATRA
		Title:	ASSISTANT SECRETARY

Registration Rights Agreement

GUARANTORS:

WYNN SHOW PERFORMERS, LLC
a Nevada limited liability company

By:	Wynn Las Vegas, LLC,
a Nevada limited liability company, its sole member

	By:	Wynn Resorts Holdings, LLC,
a Nevada limited liability company, its sole member

		By:	Wynn Resort Limited, a Nevada corporation, its sole member

/s/ MATT MADDOX
			Name:	MATT MADDOX
			Title:	SVP - TREASURER

WYNN GOLF, LLC a Nevada limited liability company

By:	Wynn Las Vegas, LLC,
a Nevada limited liability company, its sole member

	By:	Wynn Resorts Holdings, LLC,
a Nevada limited liability company, its sole member

		By:	Wynn Resorts, Limited, a Nevada corporation, its sole member

/s/ MATT MADDOX
			Name:	MATT MADDOX
			Title:	SVP - TREASURER

Registration Rights Agreement

LAS VEGAS JET, LLC
a Nevada limited liability company,

By:	Wynn Las Vegas, LLC,
a Nevada limited liability company, its sole member

	By:	Wynn Resorts Holdings, LLC,
a Nevada limited liability company, its sole member

		By:	Wynn Resorts, Limited, a Nevada corporation, its sole member

/s/ MATT MADDOX
			Name:	MATT MADDOX
			Title:	SVP - TREASURER

WORLD TRAVEL, LLC a Nevada limited liability company,

By:	Wynn Las Vegas, LLC,
a Nevada limited liability company, its sole member

	By:	Wynn Resorts Holdings, LLC,
a Nevada limited liability company, its sole member

		By:	Wynn Resorts, Limited, a Nevada corporation, its sole member

/s/ MATT MADDOX
			Name:	MATT MADDOX
			Title:	SVP - TREASURER

Registration Rights Agreement

WYNN SUNRISE, LLC
a Nevada limited liability company,

By:	Wynn Las Vegas, LLC,
a Nevada limited liability company, its sole member

	By:	Wynn Resorts Holdings, LLC,
a Nevada limited liability company, its sole member

		By:	Wynn Resorts, Limited, a Nevada corporation, its sole member

/s/ MATT MADDOX
			Name:	MATT MADDOX
			Title:	SVP - TREASURER

KEVYN, LLC a Nevada limited liability company,

By:	Wynn Las Vegas, LLC,
a Nevada limited liability company, its sole member

	By:	Wynn Resorts Holdings, LLC,
a Nevada limited liability company, its sole member

		By:	Wynn Resorts, Limited, a Nevada corporation, its sole member

/s/ MATT MADDOX
			Name:	MATT MADDOX
			Title:	SVP - TREASURER

Registration Rights Agreement

INITIAL PURCHASERS:

DEUTSCHE BANK SECURITIES INC.

By:	/s/ Paul Whyte
Name:	Paul Whyte
Title:	Managing Director

By:	/s/ Simon Leopold
Name:	Simon Leopold
Title:	Director

BANC OF AMERICA SECURITIES LLC

By:	/s/ John C. Cokinos
Name:	John C. Cokinos
Title:	Managing Director

Registration Rights Agreement

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